UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Erasca, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024 ANNUAL MEETING OF STOCKHOLDERS

June 20, 2024

ERASCA, INC.

3115 Merryfield Row, Suite 300

San Diego, CA 92121

April 26, 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the Annual Meeting) of Erasca, Inc., a Delaware corporation (the Company), at 11:30 a.m. Pacific Time on Thursday, June 20, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “How can I attend the Annual Meeting?” of the proxy statement for more information about how to attend the virtual-only meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can access your proxy materials and vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares online at the Annual Meeting.

Thank you for your support.

Sincerely,

/s/ Jonathan E. Lim
Jonathan E. Lim, M.D.
Chairman, Chief Executive Officer, and Co-Founder
San Diego, California

Notice of Annual Meeting of Stockholders

To be Held Thursday, June 20, 2024

ERASCA, INC.

3115 Merryfield Row, Suite 300, San Diego, California 92121

The Annual Meeting of Stockholders (the Annual Meeting) of Erasca, Inc., a Delaware corporation (the Company), will be held at 11:30 a.m. Pacific Time on Thursday, June 20, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register at www.proxydocs.com/ERAS as described in the proxy materials or your proxy card. As part of the registration process, you must enter the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. The Annual Meeting will be held for the following purposes:

1.

To elect two directors to serve as Class III directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our common stock as of the close of business on April 24, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

/s/ Ebun S. Garner
Ebun S. Garner
General Counsel and Corporate Secretary
San Diego, California
April 26, 2024

PROXY STATEMENT

ERASCA, INC.

3115 Merryfield Row, Suite 300, San Diego, California 92121

General

This proxy statement is furnished in connection with the solicitation by the board of directors (the Board) of Erasca, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Thursday, June 20, 2024 (the Annual Meeting), at 11:30 a.m., Pacific Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 24, 2024 (the Record Date), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 173,358,966 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the 2023 Annual Report), or Notice of Internet Availability of Proxy Materials, as applicable, will be sent on or about May 7, 2024 to our stockholders on the Record Date.

In this proxy statement, Erasca, the Company, we, us and our refer to Erasca, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 20, 2024:

This Proxy Statement and our 2023 Annual Report to Stockholders are available at:

www.proxydocs.com/ERAS.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Jean I. Liu, J.D. and Pratik S. Multani, M.D. as Class III directors for a three-year term that expires at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as our independent public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class III director as set forth in this proxy statement; and

2.	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information about this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the SEC) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2023 Annual Report available to our stockholders electronically via the Internet. On or about May 7, 2024, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the Internet Notice) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed copies of our proxy materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Erasca, Inc., 3115 Merryfield Row, Suite 300, San Diego, California 92121, Attention: Corporate Secretary or by calling (858) 465-6511. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Erasca, Inc. at the above address or by calling (858) 465-6511.

Questions and Answers about the Annual Meeting

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 24, 2024. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder at the close of business on the Record Date. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 173,358,966 shares of common stock outstanding and entitled to vote at the Annual Meeting. Common stock is our only class of stock entitled to vote.

What is the difference between being a “record holder” and holding shares in “street name”?

If, on the Record date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization how to vote your shares, and the brokerage firm, bank, dealer or other similar organizations is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under Delaware law and our Amended and Restated Bylaws (the Bylaws), the presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote, on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

How can I attend the Annual Meeting?

As noted above, we have decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting only if you are a record holder or beneficial owner of our common stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/ERAS and provide the Control Number by 2:00 p.m. Pacific Time on June 18, 2024. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the Annual Meeting will be answered during the Annual Meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present at the virtual meeting, or represented by proxy, at the virtual meeting are authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy prior to the Annual Meeting to ensure that your vote is counted.

•

Via the internet: You may vote at www.proxypush.com/ERAS, 24 hours a day, seven days a week, by following the instructions provided in the Internet Notice. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote via the internet.

•

By telephone: You may vote using a touch-tone telephone by calling (866) 648-8133, 24 hours a day, seven days a week. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 11:29 a.m., Pacific Time, on June 20, 2024.

•

By mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•

At the virtual Annual Meeting: You may vote during the virtual annual meeting through www.proxydocs.com/ERAS. To be admitted to the annual meeting and vote your shares, you must register to attend the annual meeting at www.proxydocs.com/ERAS by 2:00 p.m. Pacific Time on June 18, 2024 and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial owners: shares registered in the name of a broker, bank or other agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•

By method listed on voting instruction card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

At the virtual Annual Meeting: To vote online during the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Annual Meeting at www.proxydocs.com/ERAS and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Can I change my vote after I submit my proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of Erasca prior to or at the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

A representative from Mediant Communications, Inc. is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, which is considered a non-routine matter, will have no effect because they are not considered votes cast, and the two directors that receive the highest number of votes will be elected.

What is an abstention and how will votes withheld and abstentions be treated?

Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of KPMG LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the two directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of KPMG LLP.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1 – Election of directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2 – Ratification of appointment of independent registered public accounting firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposals To Be Voted On

Proposal 1 – Election of directors

At the Annual Meeting, two Class III directors are to be elected to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Jean I. Liu, J.D. and Pratik S. Multani, M.D. for re-election as Class III directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Our Amended and Restated Certificate of Incorporation (the Charter) and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board. We currently have eight authorized directors on our Board. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The following table summarizes the age, position at the Company, independence, and director class of our directors:

Name	Age	Position	Independent	Director Class(1)
Jonathan E. Lim, M.D.	52	Chairman of the Board, Chief Executive Officer, and Co-Founder		I
James A. Bristol, Ph.D.	77	Lead Independent Director	X	I
Valerie Harding-Start, Ph.D.	64	Director	X	I
Alexander W. Casdin	56	Director	X	II
Julie Hambleton, M.D.	66	Director	X	II
Michael D. Varney, Ph.D.	65	Chair of Research and Development and Scientific Advisory Board member		II
Jean I. Liu, J.D..	55	Director	X	III
Pratik S. Multani, M.D.	57	Director	X	III

(1)

Class III directors are nominated for re-election at the Annual Meeting with a term to expire at the 2027 annual meeting. The terms of Class I directors expire at the 2025 annual meeting. The terms of Class II directors expire at the 2026 annual meeting.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

All of the persons whose names and biographies appear below are currently serving as our directors. Each of our directors brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board diversity and director nomination process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote FOR the election of the two nominees for Class III directors.

Information regarding directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for election to the Board:

Class III directors (terms to expire at the Annual Meeting)

Jean I. Liu, J.D. has served on our Board since April 2022. Ms. Liu was the Chief Legal Officer and Corporate Secretary of Seagen Inc., a publicly-traded, global, multi product biotechnology company, from 2014 until Seagen’s acquisition by Pfizer in December 2023. Prior to that, she served as Vice President and General Counsel of Halozyme Therapeutics, Inc., a publicly traded biotechnology company, from November 2011 to November 2014. From 1998 to 2011, she was with Durect Corporation, a publicly traded biotechnology company, where she served in positions of increasing responsibility, including most recently Chief Legal Officer and Corporate Secretary. Prior to Durect, Ms. Liu was in private practice at the law firms of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) and Venture Law Group in the areas of intellectual property litigation and corporate transactions. Ms. Liu has served on the board of directors of Connect Biopharma Holdings Limited, a publicly traded biotechnology company developing treatments for T cell-driven inflammatory diseases, since August 2021. Ms. Liu received her B.S. in Cellular and Molecular Biology with highest distinction from the University of Michigan, her M.S. in Biology from Stanford University and her J.D. from Columbia University where she was a Harlan Fiske Stone Scholar. Ms. Liu’s executive and legal experience in the biopharmaceutical industry and experience with respect to corporate governance matters contributed to our Board’s conclusion that she should serve as a director of our Company.

Pratik S. Multani, M.D. has served on our Board since July 2018. Dr. Multani has served as Chief Medical Officer of ORIC Pharmaceuticals, Inc., a public oncology therapeutic company, since September 2018. From 2015 to February 2018, Dr. Multani served as the Chief Medical Officer of Ignyta, Inc. From 2009 to 2015, Dr. Multani was Chief Medical Officer at Fate Therapeutics, Inc., a biopharmaceutical company. Prior to that, Dr. Multani was Vice President of Clinical Development at Kalypsys, Inc. and Senior Vice President of Clinical Development and Chief Medical Officer at Kanisa Pharmaceuticals, Inc. Dr. Multani also held academic and clinical positions at Harvard Medical School and Massachusetts General Hospital, where he was a member of the bone marrow transplant unit. He completed his internship and residency training in internal medicine at Massachusetts General Hospital and his oncology fellowship at the Dana-Farber/Partners combined program. Dr. Multani has served on the board of directors of Chimerix, Inc., a public biopharmaceutical company, since February 2020. Dr. Multani holds an M.D. from Harvard Medical School, an M.S. in epidemiology from the Harvard School of Public Health and a B.S. in chemistry and biology from Yale University. Dr. Multani‘s executive and academic experience in the biopharmaceutical industry and his medical expertise in oncology and hematology-oncology contributed to our Board’s conclusion that he should serve as a director of our Company.

Continuing members of the Board:

Class I directors (terms to expire at the 2025 annual meeting)

Jonathan E. Lim, M.D. co-founded Erasca in July 2018, joined us as Executive Chairman in October 2018, and has served as our Chairman and Chief Executive Officer since March 2019. Dr. Lim has also served as a Venture Partner at ARCH Venture Partners since December 2018 and as Managing Partner at City Hill since founding it in 2010. Prior to founding Erasca, in 2011 Dr. Lim co-founded and served as Chairman of Ignyta, Inc., a public precision oncology company, and led it from 2012 as Chairman, Chief Executive Officer and President through its acquisition by Roche in February 2018 and subsequent integration into Roche and Genentech in July 2018. During his tenure at Ignyta, in 2015 Dr. Lim co-founded Bonti, Inc., a private pain management and anesthetics company, and served as its Chairman from February 2016 until its acquisition by Allergan plc in October 2018. Prior to joining Ignyta, Dr. Lim served as Chairman and Chief Executive Officer of Eclipse Therapeutics, Inc., a private oncology company targeting cancer stem cells that he co-founded in March 2011 as a spinout from Biogen Idec and that was sold to Bionomics Ltd. in 2012. Prior to Eclipse, Dr. Lim served as the President, Chief Executive Officer and a Director (including as Chairman from 2004 to 2005) of Halozyme Therapeutics, Inc., a public biotechnology company, from May 2003 to December 2010. Prior to Halozyme, Dr. Lim’s experience included management consulting at McKinsey & Company, a National Institutes of Health Postdoctoral Fellowship at Harvard Medical School and the Dana-Farber Cancer Institute, and two years of general surgery residency at New York Hospital-Cornell and Memorial Sloan Kettering Cancer Center. Dr. Lim has also served as a member of the board of directors of Maze Therapeutics, Inc., a private company advancing precision medicines for both rare and common diseases, since October 2019, and as Chairman and co-founder of Boundless Bio, Inc., a publicly traded precision oncology company, since December 2018. Dr. Lim has been a member of the Board of Overseers at Scripps Research since October 2018, a member of the Board of Visitors of the Moores Cancer Center at the University of California, San Diego since 2015, and a member of the Stanford Interdisciplinary Biosciences Council since 2014. Dr. Lim has B.S. and M.S. degrees from Stanford University, an M.D. from McGill University, and an M.P.H. from Harvard University. Dr. Lim’s intimate knowledge of our business as a co-founder of our Company and his extensive experience as an executive officer and director of multiple public and private biotechnology companies contributed to our Board’s conclusion that he should serve as a director of our Company.

James A. Bristol, Ph.D. has served on our Board since July 2018. Dr. Bristol worked for more than three decades in drug discovery, research and preclinical development at Schering-Plough Corporation, Parke-Davis and Pfizer Inc., serving in various senior research and development roles. From 2003 until his retirement in 2007, Dr. Bristol served as Senior Vice President of Worldwide Drug Discovery Research at Pfizer Global Research & Development. In 2009, Dr. Bristol joined Frazier Healthcare Ventures as a Senior Advisor, and since 2007, Dr. Bristol has been working as a consultant with James Bristol LLC. He has served as Chairperson of Deciphera Pharmaceuticals, Inc. since 2015 and as a director since 2007, as well as a director of Ignyta, Inc. from 2014 to February 2018 and Cadent Therapeutics, Inc. from 2011 to January 2021. Dr. Bristol has been involved with the discovery and development of both drugs that have been approved by the FDA, including Lipitor, Lyrica, and Ibrance, and drug candidates currently in clinical development. Dr. Bristol is the author of over 100 publications, abstracts and patents, and he conducted postdoctoral research at the University of Michigan (NIH Postdoctoral Fellow) and at The Squibb Institute for Medical Research. Dr. Bristol holds a Ph.D. in organic chemistry from the University of New Hampshire and a B.S. in Chemistry from Bates College. Dr. Bristol’s extensive research and development and board-level experience in the biopharmaceutical industry contributed to our Board’s conclusion that he should serve as a director of our Company.

Valerie Harding-Start, Ph.D. has served on our Board since June 2019. Since February 2019, Dr. Harding-Start has been a principal and advisor at Start Pharma Consulting LLC. From 2015 to January 2019, Dr. Harding-Start served as Ignyta, Inc.’s Senior Vice President of Chemistry, Manufacturing and Controls (CMC), as well as Site Head during Ignyta’s acquisition by Roche. Prior to Ignyta, Dr. Harding-Start served as Vice President of Product Differentiation, Pharmaceutical Sciences for Worldwide Research and Development at Pfizer, Inc. Dr. Harding-Start is also a member of the community of practice and thought partner for Smallify LLC, an innovation capacity-building firm. Dr. Harding-Start holds a B. Pharm. from the University of London and a Ph.D. in Pharmaceutical Microbiology from the University of Nottingham. Dr. Harding-Start’s extensive experience in the biopharmaceutical industry and her expertise in CMC contributed to our Board’s conclusion that she should serve as a director of our Company.

Class II directors (terms to expire at the 2026 annual meeting)

Alexander W. Casdin has served on our Board since July 2018. Mr. Casdin has served as Chief Financial Officer of Epirium Bio Inc. since October 2020, and he has also served as the Chief Operating Officer of Epirium since November 2021. Previously, Mr. Casdin was the founder and served as the Chief Executive Officer and portfolio manager of Reneo Capital Management LP from January 2015 to October 2020. From September 2012 through December 2014, Mr. Casdin was a private investor focused on the healthcare sector. From October 2011 through September 2012, Mr. Casdin was the Chief Financial Officer of Sophiris Bio, Inc., a Canadian public urology company. Prior to Sophiris Bio, Mr. Casdin served as the Vice President, Finance of Amylin Pharmaceuticals, Inc., a biopharmaceutical company that was acquired by Bristol-Myers Squibb in 2012, a position he held from October 2009 to October 2011. Prior to his position at Amylin Pharmaceuticals, Mr. Casdin founded and operated Casdin Advisors LLC, where he served as a strategic advisor to companies in the life sciences industry. Before founding Casdin Advisors, Mr. Casdin was the Chief Executive Officer and Portfolio Manager of Cooper Hill Partners, LLC, a healthcare investment fund. Mr. Casdin has also held previous positions at Pequot Capital Management and Dreyfus Corporation. Mr. Casdin has served on the board of directors for multiple life sciences companies, including Ignyta, Inc. from 2013 to 2018 and DUSA Pharmaceuticals Inc. from 2009 to 2012. Mr. Casdin holds a B.A. in political science from Brown University and an M.B.A. from Columbia Business School, where he graduated Beta Gamma Sigma. Mr. Casdin’s extensive financial experience in the biopharmaceutical industry contributed to our Board’s conclusion that he should serve as a director of our Company.

Julie Hambleton, M.D. has served on our Board since March 2021. From August 2020 to March 2021, Dr. Hambleton served as interim President and Chief Executive Officer of Arch Therapeutics, Inc., a private biotechnology company. From June 2018 to April 2020, when she retired, Dr. Hambleton was Senior Vice President, Chief Medical Officer, Head of Development at IDEAYA Biosciences, Inc., an oncology medicine company. From September 2017 to May 2018 and from March 2016 to May 2016, Dr. Hambleton served as an independent strategic consultant for various life sciences companies. From May 2016 to September 2017, she served as Vice President, Head US Medical at Bristol-Myers Squibb, a global biopharmaceutical company. From August 2015 to February 2016, Dr. Hambleton served as Executive Vice President, Chief Medical Officer at Five Prime Therapeutics, a biotechnology company, and as Senior Vice President, Chief Medical Officer from December 2012 to August 2015. From April 2010 to November 2012, Dr. Hambleton served as Vice President, Clinical Development at Clovis Oncology, and from 2003 to 2010, Dr. Hambleton held roles of increasing responsibility in BioOncology at Genentech. Dr. Hambleton serves on the boards of two publicly traded biotechnology companies: IGM Biosciences, Inc., since August 2018, and SpringWorks Therapeutics, Inc., since May 2020. Dr. Hambleton completed her hematology-oncology training at the University of California, San Francisco, where she then served on the faculty from 1993 to 2003. Dr. Hambleton holds a B.S. in nursing from Duke University and an M.D. from Case Western Reserve University School of Medicine, and was board-certified in hematology and internal medicine. Dr. Hambleton’s extensive executive leadership experience in the biopharmaceutical industry and her medical expertise in oncology, hematology-oncology and internal medicine contributed to our Board’s conclusion that she should serve as a director of our Company.

Michael D. Varney, Ph.D. has served as our Chair of Research and Development and Scientific Advisory Board member since August 2020 and on our Board since December 2020. From 2005 until his retirement in July 2020, Dr. Varney served in progressing roles at Genentech, Inc., most recently as Executive Vice President and Head of Research and Early Development, as well as a member of the Corporate Executive Committee of Roche, Genentech’s parent company. Prior to Genentech, from 1987 to 2005 Dr. Varney served as Head of Research at Agouron Pharmaceuticals, Inc., a biotechnology company later acquired by Pfizer, Inc. From January 2021 until July 2023, Dr. Varney served on the board of directors of Pardes Biosciences, Inc., a publicly traded biopharmaceutical company focused on the treatment and prevention of viral diseases. Dr. Varney served on the board of directors of Foundation Medicine, Inc. (acquired by Roche Holdings AG) from 2015 until March 2018. Dr. Varney was an American Cancer Society postdoctoral fellow at Columbia University, and holds a B.S. in chemistry from the University of California, Los Angeles and a Ph.D. in synthetic organic chemistry from the California Institute of Technology. Dr. Varney’s extensive executive leadership experience in the biopharmaceutical industry and his extensive drug discovery and development expertise contributed to our Board’s conclusion that he should serve as a director of our Company.

Proposal 2 – Ratification of appointment of independent registered public accounting firm

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of KPMG LLP is expected to attend the Annual Meeting, and to have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

Independent registered public accounting firm fees and other matters

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

	Fiscal Years Ended December 31,
Fee Category	2023	2022
Audit Fees(1)	$506,220	$680,675
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	1,780	1,780

Total Fees	$508,000	$682,455

(1)

Audit Fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements.

(2)	All Other Fees consist of fees billed for a subscription to an online accounting research service.

Audit Committee pre-approval of audit and non-audit services

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2023. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (the PCAOB). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s consolidated financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning

Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Erasca, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee

Alexander W. Casdin, Chair

Julie Hambleton, M.D.

Jean I. Liu, J.D.

Executive Officers

The following table identifies our executive officers as of April 26, 2024:

Name	Age	Position
Jonathan E. Lim, M.D.	52	Chairman of the Board, Chief Executive Officer, and Co-Founder
David M. Chacko, M.D.	41	Chief Financial Officer and Chief Business Officer
Shannon R. Morris, M.D., Ph.D.	54	Chief Medical Officer
Ebun S. Garner, J.D.	52	General Counsel and Corporate Secretary

The following is biographical information for our executive officers other than Dr. Lim, whose biographical information is included under “Information regarding directors – Nominees for election to the Board”.

David M. Chacko, M.D. has served as our Chief Financial Officer and Chief Business Officer since April 2023, having previously served as Chief Financial Officer since December 2020. Dr. Chacko joined Erasca in August 2019 as our Chief Business Officer. In April 2023 he reassumed his role as Chief Business Officer as well as remaining as our Chief Financial Officer. Prior to Erasca, he was a Principal at Versant Ventures from September 2017 to August 2019, where he held a dual investing/operating role, helping lead investment opportunities across multiple therapeutic areas. Operationally, he was intimately involved in advancing several Versant portfolio companies through company formation, fundraising, business development, and clinical and regulatory activities. Dr. Chacko joined Versant from Alcon, where he was as Chief of Staff to the CEO from 2014 to September 2017. At Alcon he worked alongside the executive leadership team to develop and implement high priority corporate initiatives to accelerate growth and innovation. Prior to Alcon, Dr. Chacko was an Engagement Manager at McKinsey & Company from 2011 to 2014. While at McKinsey Dr. Chacko led multiple teams serving pharmaceutical and medical companies across sales, marketing, R&D, finance and other functions. Previously, Dr. Chacko worked at SR One, the venture capital arm of GSK. He also worked at Amgen in commercial operations and at Morgan Stanley in investment banking. Dr. Chacko holds an M.D. from the University of Pennsylvania, where he was a Gamble Scholar and President of the medical student body, and an M.B.A. from the Wharton School. He earned an M. Phil. from Oxford University, where he was a Marshall Scholar, and B.A. and B.S. degrees in biology and business from the University of Southern California, where he graduated as the University Valedictorian.

Shannon R. Morris, M.D., Ph.D. has served as our Chief Medical Officer since April 2023. Dr. Morris joined Erasca in May 2022 as Senior Vice President, Clinical Development. Dr. Morris brings over 20 years of experience in the life sciences industry with a focus in oncology. Prior to joining Erasca, from September 2020 to March 2022, Dr. Morris was Vice President, Head of Clinical Development, and a member of the Executive Committee at Istari Oncology, Inc. Prior to Istari Oncology, from April 2017 to September 2020, Dr. Morris was Vice President of Clinical Development at G1 Therapeutics, Inc., where she led the development of Cosela, achieving breakthrough therapy designation as well as a successful new drug application submission. Prior to G1 Therapeutics, from October 2014 to March 2017, Dr. Morris was a Senior Director at MedImmune, the global biologics research and development arm of AstraZeneca PLC, where she supported the successful biologics license application for Imfinzi® and led the development of multiple early phase immuno-oncology assets. Prior to MedImmune, Dr. Morris held roles of increasing responsibility at GSK plc (formerly known as GlaxoSmithKline plc), where her efforts focused on the early phase development of small molecule inhibitors of AKT, PI3K, and MEK, including the approved MEK inhibitor Mekinist. During her time at GSK and MedImmune, Dr. Morris maintained an adjunct appointment at the University of North Carolina where her practice focused on the clinical care of patients with breast and gastrointestinal cancers. Dr. Morris completed her internal medicine residency and oncology fellowship at the University of North Carolina, earned an M.D. and Ph.D. in molecular virology from Case Western Reserve University, and received a B.S. in biological sciences from Stanford University.

Ebun S. Garner, J.D. has served as our General Counsel and Corporate Secretary since April 2021. Prior to joining us, Mr. Garner served as Assistant General Counsel of Acadia Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where he was the primary legal support for business development and public company reporting, from August 2020 until April 2021. Prior to Acadia, Mr. Garner served as the Chief Legal Officer and Corporate Secretary of Imbria Pharmaceuticals, Inc., a private therapeutics company, where he oversaw all legal and intellectual property matters from April 2019 to July 2020. Prior to Imbria, Mr. Garner served as Associate General Counsel at Neurocrine Biosciences, Inc., a publicly traded biopharmaceutical company, where he was the primary legal support for all non-commercial legal matters and public company reporting from March 2017 to April 2019 . Prior to that, Mr. Garner served as the Senior Vice President, General Counsel and Corporate Secretary of Alphatec Spine, Inc., a publicly traded medical device company, where he worked from 2005 until February 2017. Mr. Garner was a corporate associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. from 2000 to 2005. He received a B.A. in Economics from the University of Pennsylvania and a J.D. from New York University School of Law.

Corporate Governance

General

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.erasca.com, or by writing to our Secretary at our offices at 3115 Merryfield Row,

Suite 300, San Diego, California 92121. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director independence

The Board currently consists of eight members. The Board has determined that all of our directors, other than Drs. Lim and Varney, are independent directors in accordance with the listing requirements of the Nasdaq Global Select Market (Nasdaq). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board diversity and director nomination process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board will take into account many factors, including the following:

•	personal and professional integrity, strong ethics and values and the ability to make mature business judgments;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member or executive officer of another publicly-held company;

•	experience in finance and accounting and/or executive compensation practices;

•	strong leadership skills;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•	relevant academic expertise or other proficiency in an area of our business operations; and

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, as applicable.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of our Company and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of

“independent director” under Nasdaq qualification standards. The Nominating and Corporate Governance Committee also believes it is appropriate for our Chief Executive Officer to serve as a member of our Board and as our Chairman.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of April 26, 2024)

Total Number of Directors	8
	Female	Male	Non-Binary
Part I: Gender Identity
Directors	3	5	0
Part II: Demographic Background
African American or Black	0	0	0
Asian	1	2	0
White	1	3	0
Two or More Races or Ethnicities	1	0	0
Did Not Disclose Demographic Background	0	0	0

Identification and evaluation of nominees for directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand the size of the board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Board skills and experience

Our Board comprises a diverse group of individual, each of whom possess various complementary skills and business experience. We believe that our Board collectively has an appropriate mix of skills to guide and assist Erasca as we seek to achieve our long-term goals.

Expertise	Lim	Bristol	Casdin	Hambleton	Harding- Start	Liu	Multani	Varney
Biopharma Industry	∎	∎	∎	∎	∎	∎	∎	∎
Operational Leadership	∎	∎	∎	∎	∎	∎	∎	∎
Drug Discovery, Development and Regulatory	∎	∎	∎	∎	∎	∎	∎	∎
Commercial	∎		∎			∎	∎
Financial	∎		∎			∎
Corporate Governance	∎		∎		∎	∎	∎	∎

Communication from stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Erasca, Inc., 3115 Merryfield Row, Suite 300, San Diego, California 92121.

Director attendance at annual meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Board leadership structure

The Board is currently led by our Chairman, Jonathan E. Lim, M.D. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We do not currently separate the roles of Chief Executive Officer and Chairman of the Board. The Board has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because combining the roles allows one person to drive strategy and agenda-setting at the board level, as well as maintaining responsibility for executing on that strategy. The Board has concluded that our current leadership structure is appropriate at this time. In 2023, in recognition of the importance of independent oversight over management, the Board created the position of Lead Independent Director. The Lead Independent Director is elected by the independent members of the Board. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Lead Independent Director

The responsibilities of the Lead Independent Director, as set forth in our Corporate Governance Guidelines, include, but are not limited to: presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; calling separate meetings of the independent directors, if needed; providing feedback on Board meeting schedules and agendas; acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board; providing the Chairman of the Board with feedback and counsel regarding the Chairman’s interactions with the Board; providing the Chairman of the Board and management with feedback on the quality, quantity, and timeliness of information provided to the Board; responding to stockholder questions that are directed to the Lead Independent Director or the independent directors as a group; and such other functions and responsibilities as requested by the Board from time to time.

Unless otherwise determined by the Board, the Lead Independent Director shall serve for an initial three-year term or, if earlier than the expiration of such three-year term, until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal. James Bristol, Ph.D., was elected as the Lead Independent Director in July 2023, with a term that runs until the 2025 annual meeting of stockholders.

Role of Board in risk oversight process

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance, including with respect to cybersecurity. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

Board evaluation

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee a periodic assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.

Code of ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website located at www.erasca.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Prohibition against pledging and hedging

We maintain an insider trading compliance policy that prohibits our officers, directors and employees from pledging our stock as collateral to secure loans and from engaging in hedging transactions, including prepaid variable forward contract, equity swaps, collars and exchange funds. It further prohibits margin purchases of our stock or placing our stock in a margin account, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Attendance by members of the Board at meetings

There were seven meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of all meetings of the Board and meetings of the committees on which such director served during the period in which he or she served as a director.

Committees of the Board

The Board has established three standing committees – Audit, Compensation and Nominating and Corporate Governance – each of which operates under a charter that has been approved by the Board. All of the members of each of the Board’s three standing committees are independent as defined under the Nasdaq rules. In addition, all members of the Audit Committee meet the independence requirements for Audit Committee members under Rule 10A-3 under the Securities Exchange Act of 1934 (the Exchange Act).

The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name of Director	Audit	Compensation	Nominating and Corporate Governance
James A. Bristol, Ph.D.		C	X
Alexander W. Casdin	C†
Julie Hambleton, M.D.	X	X
Pratik S. Multani, M.D.			X
Valerie Harding-Start, Ph.D.		X	C
Jean I. Liu, J.D.	X

C	Committee Chair
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited consolidated financial statements;

•

reviewing, overseeing and monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	discussing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter.

The members of our Audit Committee are Mr. Casdin, Ms. Liu, and Dr. Hambleton. Mr. Casdin serves as the Chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Casdin is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Casdin, Ms. Liu, and Dr. Hambleton are independent under the applicable rules of the SEC and Nasdaq. All members of our Audit Committee are independent under Nasdaq rules and Rule 10A-3. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will evaluate and review at least annually. The Audit Committee met four times during 2023. Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our equity plan. In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

The Compensation Committee has retained Alpine Rewards, LLC (Alpine), as its independent compensation consultant to advise the Compensation Committee on matters pertaining to director and executive compensation, including advising as to market levels and practices, plan design and implementation, comparable company data, consulting best practices and governance principles, as well as on matters related to employee equity compensation. Alpine does not provide any other services to the Company. The Compensation Committee has determined, and Alpine has affirmed, that Alpine’s work does not present any conflicts of interest and that Alpine is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards. The members of our compensation committee are Drs. Bristol, Hambleton and Harding-Start. Dr. Bristol serves as the Chair of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met four times during 2023.

Compensation Committee interlocks and insider participation

None of the members of our Compensation Committee is currently, or has at any time been, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters, oversight of the evaluation of the Board and reviewing and assisting the Board with oversight of matters relating to environmental, social and governance matters affecting the Company. The members of our Nominating and Corporate Governance Committee are Drs. Harding-Start and Bristol and Mr. Multani. Dr. Harding-Start serves as the Chair of the committee. The Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually. The Nominating and Corporate Governance Committee met three times during 2023.

Environmental, social and governance initiatives

At Erasca, while our mission to erase cancer inspires us, we know we can do more to make an even broader contribution to society. To that end, we are pursuing environmental, social, and governance (ESG) initiatives that are aligned with our core mission.

•

Erasca Foundation: In May 2021, we established the Erasca Foundation, a nonprofit California public benefit corporation, which was funded by the donation of 1,093,557 shares of our common stock (which at the time represented 1% of our capital stock), in conjunction with our IPO. In addition, in December 2023 several of our officers and directors made donations to the Erasca Foundation, and in April 2024 we made a $125,000 donation to the Erasca Foundation. In 2023 the Erasca Foundation provided funding for initiatives to positively impact society, including providing funding to the following organizations:

•	The Brain Tumor Network (provides free, individualized navigation to help patients and loved ones manage a primary brain tumor diagnosis);

•	The Clarity Foundation (strives to improve the survival and quality of life of women with ovarian cancer);

•	Lazarex Cancer Foundation (strives to improve cancer clinical trial diversity and enrollment, and patient access to care);

•	Omar’s Dream Foundation (enables hospitalized and medically-supervised children to remotely attend school);

•	Life Science Cares (a nonprofit organization that seeks to disrupt the cycle of poverty and inequality in the communities in which it serves); and

•	Curebound (a nonprofit organization that funds cancer research).

•

Environmental initiatives: We strive to minimize our carbon footprint with respect to both our physical buildings and our manufacturing process. Both of our physical buildings limit their carbon footprint. Our San Diego office is Gold Level Leadership in Energy and Environmental Design (LEED) certified, and our San Francisco office is Platinum Level LEED certified. Each building is accessible by public transportation, and has electric vehicle charging stations and indoor bike racks. We also encourage our employees to recycle, including recycling programs for certain of our lab supplies. While we rely on third-party vendors to conduct our drug manufacturing, our chemists that are engaged in the manufacturing process are committed to increasing efficiencies, reducing materials, and minimizing waste.

•

Code of Conduct and Ethics: Our Code of Business Conduct and Ethics applies to all of our employees, officers and directors, and requires the highest standards of business ethics. The Code of Business Conduct and Ethics and other corporate governance documents are located in the “Corporate Governance” section of the “Investors” page of our website located at www.erasca.com.

•

Inclusive clinical trial participation: We intend to make clinical trials of our product candidates more accessible to diverse patient populations and plan to partner with others who are like-minded in this regard.

•

Drug access program: If our products become commercially available, we intend to pursue initiatives to provide patients with access to such drugs, including through patient assistance programs and compassionate use programs.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary compensation table” below, whom we refer to as our named executive officers or NEOs. For 2023, our NEOs and their positions were as follows:

•	Jonathan E. Lim, M.D., Chairman, Chief Executive Officer, and Co-Founder;

•	David M. Chacko, M.D., Chief Financial Officer and Chief Business Officer; and

•	Ebun S. Garner, J.D., General Counsel and Corporate Secretary.

Summary compensation table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our NEOs for services rendered during the years ended December 31, 2023 and 2022.

Name and principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Jonathan E. Lim, M.D.	2023	622,800	—	—	4,419,750	354,996	9,900	5,407,446
Chairman, Chief Executive Officer, and Co-Founder	2022	593,100	—	—	6,583,018	338,067	9,150	7,523,335
David M. Chacko, M.D.	2023	475,500	—	—	1,767,900	180,690	9,900	2,433,990
Chief Financial Officer and Chief Business Officer	2022	440,300	—	—	3,047,039	167,314	9,150	3,663,803
Ebun S. Garner, J.D.	2023	433,000	—	—	1,414,320	164,540	9,900	2,021,760
General Counsel and Corporate Secretary

(1)

Represents the grant date fair value of stock options to purchase shares of our common stock computed in accordance with FASB ASC 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 27, 2024, for a description of the assumptions used in valuing our stock options.

(2)

Represents annual performance bonuses earned with respect to the applicable year. For Dr. Lim, amount includes $125,000 of the 2023 annual performance bonus that was earned by him but which Dr. Lim voluntarily elected to forgo and did not receive.

(3)

Represents matching contributions under our 401(k) plan earned by the NEOs in 2023 and, for Drs. Lim and Chacko, 2022, which are expected to be made by us on behalf of the NEOs in 2024 and 2023, respectively.

Narrative disclosure to compensation tables

The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees, as described below.

Annual base salary

We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to us. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Effective January 1, 2023, Dr. Lim’s annual base salary was increased from $593,100 to $622,800, Dr. Chacko’s annual base salary was increased from $440,300 to $475,500, and Mr. Garner’s annual base salary was increased from $408,500 to $433,000.

In February 2024, each of Dr. Lim, Dr. Chacko, and Mr. Garner received a base salary increase to $644,600, $492,100, and $448,200, respectively, effective January 1, 2024.

We expect that base salaries for our NEOs will be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Bonus compensation

From time to time, our Board or Compensation Committee may approve bonuses for our NEOs based on individual performance, company performance, or as otherwise determined appropriate. Pursuant to their respective employment letter agreements, each NEO has an established target annual bonus amount. For 2023, our NEOs’ target bonuses, expressed as a percentage of annual base salary, were 60% for Dr. Lim and 40% for Dr. Chacko and Mr. Garner.

For 2023, annual bonuses were based on corporate performance relative to key corporate objectives tied to clinical and regulatory priorities as well as operational and financial objectives. Following a comprehensive review of our corporate performance relative to these corporate objectives, our compensation committee approved the payment of annual bonuses to our NEOs at 95% of target levels. The annual bonuses paid to our NEOs for 2023 are reflected in the Summary Compensation Table above. For 2023, Dr. Lim elected to forgo $125,000 of his annual performance bonus otherwise payable to him.

Equity-based incentive awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. The Board and compensation committee is responsible for approving equity grants. We typically grant equity awards to new hires upon their commencing employment with us. Generally, our equity awards vest over four years, subject to the employee’s continued employment with us on each vesting date.

In February 2023, we granted Dr. Lim, Dr. Chacko, and Mr. Garner options to purchase 1,500,000, 600,000, and 480,000 shares of our common stock, respectively, under our 2021 Incentive Award Plan (the 2021 Plan). The options are eligible to vest over a period of four years, with 1/48th of the options vesting on a monthly basis following the vesting commencement date, or February 1, 2023, subject to continuous service through each vesting date. These options are eligible for accelerated vesting on the terms provided in the Severance Plan.

In February 2024, we granted Dr. Lim, Dr. Chacko, and Mr. Garner options to purchase 1,500,000, 600,000, and 480,000 shares of our common stock, respectively, under our 2021 Plan. The options are eligible to vest over a period of four years, with 1/48th of the options vesting on a monthly basis following the vesting commencement date, or February 1, 2024, subject to continuous service through each vesting date. These options are eligible for accelerated vesting on the terms provided in the Severance Plan.

Other elements of compensation

Perquisites, health, welfare and retirement benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case, on generally the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) plan

We maintain a defined contribution employee retirement plan (401(k)) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(a) of the Internal Revenue Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which is $23,000 for calendar year 2024, and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 may be up to an additional $7,500 above the statutory limit. The 401(k) plan provides for discretionary matching and profit-sharing contributions. Commencing in 2021, we make safe harbor company contributions of 100% of employee contributions up to 3% of their eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Nonqualified deferred compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Termination or change in control benefits

Our NEOs may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company. Our Severance Plan entitles each of our NEOs to certain benefits upon a qualifying termination and in connection with a change in control of our company. For additional discussion, please see “Severance plan” below.

Clawback policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and Nasdaq Stock Market Listing Standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Employment letter agreements with our NEOs

Employment letter agreement with Dr. Lim

We have entered into an employment letter agreement with Dr. Lim, which governs the terms of his employment with us as Chairman of our Board and as our Chief Executive Officer. Pursuant to his letter agreement, Dr. Lim is entitled to an annual base salary and an annual performance bonus. Dr. Lim’s employment is at-will.

Regardless of the manner in which his service terminates, Dr. Lim is entitled to receive amounts previously earned during his term of service, including unpaid salary and bonus and cash out of unused vacation or paid time off. In addition, Dr. Lim is entitled to certain severance benefits under our Severance Plan under the “CEO” tier, as described below under “Severance plan.”

Employment letter agreement with Dr. Chacko

We have entered into an employment letter agreement with Dr. Chacko, which governs the terms of his employment with us as our Chief Financial Officer and Chief Business Officer. Pursuant to his letter agreement, Dr. Chacko is entitled to an annual base salary and an annual performance bonus. Dr. Chacko’s employment is at-will.

Regardless of the manner in which his service terminates, Dr. Chacko is entitled to receive amounts previously earned during his term of service, including unpaid salary and bonus and cash out of unused vacation or paid time off. In addition, Dr. Chacko is entitled to certain severance benefits under our Severance Plan as a Tier 1 Covered Employee, as described below under “Severance plan.”

Employment letter agreement with Mr. Garner

We entered into an employment letter agreement with Mr. Garner, which governs the terms of his employment with us as our General Counsel and Corporate Secretary. Pursuant to his letter agreement, Mr. Garner is entitled to an annual base salary and an annual performance bonus. Mr. Garner’s employment is at-will.

Regardless of the manner in which his service terminates, Mr. Garner is entitled to receive amounts previously earned during his term of service, including unpaid salary and bonus and cash out of unused vacation or paid time off. In addition, Mr. Garner is entitled to certain severance benefits under our Severance Plan as a Tier 1 Covered Employee, as described below under “Severance plan.”

Severance plan

In July 2021, our Board adopted our Severance and Change in Control Severance Plan (the Severance Plan) for the benefit of certain employees of our company or any of our parents or subsidiaries as designated by our Compensation Committee (the Covered Employees). The severance benefits under the Severance Plan will supersede any severance benefits otherwise payable under the Covered Employees’ employment offer letters.

The Severance Plan provides assurances of specified severance benefits to Covered Employees whose employment is subject to involuntary termination by us other than for cause (as defined in the Severance Plan) or the Covered Employee resigns for good reason (as defined in the Severance Plan) under the circumstances described in the Severance Plan, including, but not limited to, following a change in control (as defined in the Severance Plan). The severance benefits each Covered Employee could be entitled to receive under the Severance Plan are determined pursuant to each Covered Employee’s classification as the CEO, a Tier 1 Covered Employee, Tier 2 Covered Employee or Tier 3 Covered Employee. Covered Employees are classified as follows:

•	“CEO” means our Chief Executive Officer.

•	“Tier 1 Covered Employee” means an employee of our company who has been designated by our Compensation Committee as eligible to participate under Tier 1 in the Severance Plan.

•	“Tier 2 Covered Employee” means an employee of our company who has been designated by our Compensation Committee as eligible to participate under Tier 2 in the Severance Plan.

•	“Tier 3 Covered Employee” means an employee of our company who has been designated by our Compensation Committee as eligible to participate under Tier 3 in the Severance Plan.

Pursuant to the Severance Plan, if, at any time before or after the end of the 12-month period beginning on the date of a change in control, we (or any of our parents or subsidiaries) terminate a Covered Employee’s employment other than for cause (and other than due to death or disability (as defined in the Severance Plan)) or the Covered Employee resigns for good reason, then the Covered Employee will be entitled to receive the following severance benefits, subject to his or her execution of a release of claims and compliance with certain restrictive covenants, including with respect to non-solicitation and non-disparagement:

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An amount equal to the Covered Employee’s annualized Base Pay (as defined in the Severance Plan) for 12 months, nine months, six months or six months following termination in the case of the CEO, a Tier 1, Tier 2 or Tier 3 Covered Employee, respectively, paid in a lump sum.

•	Company-paid COBRA coverage for 12 months, nine months, six months or six months following termination in the case of the CEO, a Tier 1, Tier 2 or Tier 3 Covered Employee, respectively.

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The accelerated vesting of the equity compensation awards (as defined in the Severance Plan) that would have become vested and exercisable within 12 months, nine months, six months or six months following termination automatically accelerate as of the date of termination in the case of the CEO, a Tier 1, Tier 2 or Tier 3 Covered Employee, respectively.

Pursuant to the Severance Plan, if, at any time within the 12-month period following a change in control, we (or any of our parents or subsidiaries) terminate a Covered Employee’s employment other than for cause (and other than due to death or disability) or the Covered Employee resigns for Good Reason, then the Covered Employee will be entitled to receive the following severance benefits, subject to his or her execution of a release of claims and compliance with certain restrictive covenants, including with respect to non-solicitation and non-disparagement:

•	The following aggregate cash amount paid in installments over the following time period:

•	In the case of the CEO, the sum of 18 months of annualized base pay and 1.5 times his or her target bonus (as defined in the Severance Plan) paid in a lump sum.

•	In the case of a Tier 1 and Tier 2 Covered Employee, the sum of 12 months of annualized base pay and 1.0 times his or her target bonus paid in lump sum.

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In the case of a Tier 3 Covered Employee, the sum of nine months of annualized base pay and the greater of 0.75 times his or her target bonus or a prorated target bonus based on the period of time he or she was employed for the fiscal year in which termination occurs.

•	Company-paid COBRA coverage for 18 months, 12 months, 12 months or nine months following termination in the case of the CEO, a Tier 1, Tier 2 or Tier 3 Covered Employee, respectively.

•	100% accelerated vesting of the Covered Employee’s equity compensation awards.

The severance benefits prescribed by the Severance Plan are subject to a Section 280G better-off cutback provision, which provides that, in the event that the benefits provided to the Covered Employee pursuant to the Severance Plan or otherwise constitute parachute payments with the meaning of Section 280G of the Internal Revenue Code, the Covered Employee’s severance benefits under the Severance Plan will either be delivered in full or reduced to the extent necessary to avoid an excise tax under Section 4999 of the Code, whichever would result in the Covered Employee receiving the largest amount of severance benefits on an after-tax basis.

Outstanding equity awards at fiscal year-end

The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of December 31, 2023.

	Option awards						Stock awards
	Grant date		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(6)
Jonathan E. Lim, M.D.	2/1/2023	(1)	312,500	1,187,500	4.00	1/31/2033	—		—
	2/1/2022	(2)	362,541	428,459	11.54	1/31/2032	—		—
	9/23/2020	(3)	—	—	—	—	335,938	(5)	715,548
David M. Chacko, M.D.	2/1/2023	(1)	125,000	475,000	4.00	1/31/2033	—		—
	2/1/2022	(2)	167,807	198,318	11.54	1/31/2032	—		—
	1/26/2021	(4)	114,786	38,257	3.36	1/25/2031	—		—
	9/23/2020	(3)	149,248	34,440	1.25	9/22/2030	12,500	(5)	26,625
	12/11/2019	(4)	104,166	—	0.67	12/10/2029	—		—
	8/21/2019	(4)	455,730	—	0.67	8/20/2029	—		—
Ebun S. Garner, J.D.	2/1/2023	(1)	100,000	380,000	4.00	1/31/2033	—		—
	2/1/2022	(2)	78,425	92,685	11.54	1/31/2032	—		—
	4/19/2021	(4)	406,117	203,049	5.81	4/18/2031	—		—

(1)

Stock option award vests over a period of four years with 1/48th of the shares underlying the option vesting on a monthly basis following the vesting commencement date (February 1, 2023), subject to continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described above under “Severance plan.”

(2)

Stock option award vests over a period of four years with 1/48th of the shares underlying the option vesting on a monthly basis following the vesting commencement date (February 1, 2022), subject to continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described above under “Severance plan.”

(3)

Stock option award vests over a period of four years with 1/48th of the shares underlying the option vesting on a monthly basis following the vesting commencement date (September 23, 2020), subject to continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described above under “Severance plan.”

(4)

Stock option award vests over a period of four years with 25% of the shares underlying the option vesting on the one-year anniversary of the vesting commencement date (December 17, 2020, December 11, 2019 and August 12, 2019 for Dr. Chacko’s January 26, 2021, December 11, 2019 and August 21, 2019 grants, respectively, and April 19, 2021 for Mr. Garner) and 1/48th of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described above under “Severance plan.”

(5)

Represents restricted shares issued upon early exercise of stock options originally granted on September 23, 2020 at an exercise price of $1.25 per share, which options were subject to the standard vesting schedule described in footnote (3) above. The remaining restricted shares will vest in equal monthly installments until fully vested on September 23, 2024, subject to accelerated vesting in certain circumstances as described above under “Severance plan.”

(6)	The market value was computed using the closing price per share of our common stock on December 29, 2023 ($2.13), the last trading day of 2023.

Director compensation

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our company do not receive compensation for their service on the Board. We have reimbursed, and will continue to reimburse, our non-employee directors for their actual out-of-pocket costs and expenses incurred in connection with attending board and committee meetings.

Non-employee director compensation program

In July 2021, our Board adopted the non-employee director compensation program. The material terms of the non-employee director compensation program are summarized below.

The non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director receives an annual retainer of $40,000, and the chair of the Board and/or lead independent director receives an additional $30,000. Non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $15,000, $10,000 and $8,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $7,500, $5,000 and $4,000, respectively. The non-employee directors also receive initial grants of options to purchase 80,000 shares of our common stock, vesting over three years, upon election to the Board, and thereafter annual grants of options to purchase 40,000 shares of our common stock, vesting on the first to occur of (i) the first anniversary of the grant date or (ii) the next occurring annual meeting of our stockholders.

In February 2023, the non-employee director compensation program was updated to: (i) increase the initial grant of options to purchase shares of our common stock from 80,000 shares to 120,000 shares and (ii) increase the annual grant of options to purchase shares of our common stock from 40,000 shares to 60,000 shares. The cash retainers and vesting schedules for such option grants were not changed.

Effective for 2024, the non-employee director compensation program was updated to allow non-employee directors to elect to receive options to purchase shares of our common stock in lieu of receiving all of the cash retainer payable to such director in the next calendar year. Such election is voluntary and irrevocable for the applicable calendar year. In the event a non-employee director timely makes an election, such non-employee director will be granted a number of stock options under the 2021 Plan on the first day of the calendar year in which the cash retainer would otherwise be earned with a value equal to the aggregate dollar value of the cash retainer payable to the non-employee director for such calendar year based on the director’s committee assignments in effect on the last day of the preceding calendar year, as calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that we utilized in connection in connection with the most recent stock options we granted prior to the grant date and the average closing price per share of our common stock for the calendar month preceding the grant date). The stock options will vest in twelve monthly installments on the last day of each calendar month following the date of grant.

Compensation under our non-employee director compensation program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan. Our Board or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2021 Plan (which limits will not apply to any non-employee director that serves in any additional capacity with the company for which he or she receives compensation or any compensation paid to any non-employee director prior to the calendar year following the calendar year in which this offering occurs). As provided in the 2021 Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

Employment arrangements with Dr. Varney

We have entered into an employment letter agreement with Dr. Varney, which governs the terms of his employment with us as our Chair of R&D. In this role, Dr. Varney also acts as a Senior Advisor to our Chief Executive Officer. Pursuant to his letter agreement, Dr. Varney is entitled to an annual base salary. In February 2024, Dr. Varney received a base salary increase from $83,500 to $86,400, effective November 1, 2023. Dr. Varney’s employment is at-will.

In addition, in June 2023, Mr. Varney was granted an option to purchase 60,000 shares of our common stock under our 2021 Plan. The option is eligible to vest in full on June 22, 2024, subject to his continuous service through such date. Dr. Varney also serves on our scientific advisory board, or SAB, but does not receive any additional cash compensation for such service. Pursuant to his scientific advisory board agreement with Dr. Varney, which governs the terms of his retention with us as a SAB member and as a consultant, Dr. Varney is subject to a non-competition covenant during the term of his service with us, as well as one-year post- termination non-solicitation of employees and consultants covenant and a perpetual confidentiality covenant, in addition to his obligations under our standard proprietary information and inventions agreement, which was entered into in connection with his commencement of employment with us.

2023 director compensation table

The following table summarizes compensation received by our non-employee directors and Dr. Varney during the year ended December 31, 2023. Dr. Lim, our Chairman, Chief Executive Officer and Co-Founder, and

Dr. Varney, our Chair of R&D and SAB member, are also members of our Board, but do not receive any additional compensation for their service as directors in addition to the compensation they receive as employees. Dr. Lim’s compensation is described further above. Dr. Varney is currently a non-executive employee. For a description of the employment arrangements with Dr. Varney, please see “Employment arrangements with Dr. Varney” above.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
James A. Bristol, Ph.D.	67,533	112,542	—	180,075
Alexander W. Casdin	55,000	112,542	—	167,542
Bihua Chen(3)	35,625	112,542	—	148,167
Julie Hambleton, M.D.	52,500	112,542	—	165,042
Valerie Harding-Start, Ph.D.	53,000	112,542	—	165,542
Jean I. Liu, J.D.	47,500	112,542	—	160,042
Pratik S. Multani, M.D.	44,000	112,542	—	156,542
Michael D. Varney, Ph.D.	—	112,542	86,503	199,045

(1)

Represents the grant date fair value of stock options to purchase shares of our common stock computed in accordance with FASB ASC 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 27, 2024, for a description of the assumptions used in valuing our stock options.

(2)

Amounts in this column for Dr. Varney include the base salary paid to him for his role as Chair of R&D during 2023 of $83,983 and a matching contribution of $2,520 under our 401(k) plan earned by Dr. Varney in 2023, which is expected to be made by us on behalf of Dr. Varney in 2024.

(3)	Bihua Chen resigned from our Board on August 7, 2023.

The aggregate number of shares subject to stock options or restricted shares outstanding at December 31, 2023 for our non-employee directors and Dr. Varney was as follows:

Name	Number of securities underlying options outstanding at December 31, 2023	Number of shares of restricted stock outstanding at December 31, 2023
James A. Bristol, Ph.D.	100,000	11,719
Alexander W. Casdin	100,000	11,719
Bihua Chen	—	—
Julie Hambleton, M.D.	266,666	—
Valerie Harding-Start, Ph.D.	287,500	—
Jean I. Liu, J.D.	140,000	—
Pratik S. Multani, M.D.	120,834	—
Michael D. Varney, Ph.D.	494,999	—

Equity compensation plan information

The following table provides information on our equity compensation plans as of December 31, 2023.

As of December 31, 2023, we had three equity compensation plans, consisting of the Erasca, Inc. 2021 Incentive Award Plan (the 2021 Plan), the Erasca, Inc. 2018 Equity Incentive Plan (the 2018 Plan) and the

Erasca, Inc. 2021 Employee Stock Purchase Plan (the 2021 ESPP), in place under which shares of our common stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	24,970,957	(1)	$4.98	(2)	17,423,478	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	24,970,957		$4.98		17,423,478

(1)

Includes 16,200,853 shares of common stock that were subject to outstanding option awards as of December 31, 2023 under the 2021 Plan and 8,770,104 shares of common stock that were subject to outstanding option awards as of December 31, 2023 under the 2018 Plan.

(2)	Represents the weighted-average exercise price of outstanding options.
(3)

Includes 15,342,797 shares of common stock available for issuance under the 2021 Plan and 2,080,681 shares of common stock available for issuance under the 2021 ESPP (all of which were eligible for purchase pursuant to the offering period in effect on December 31, 2023). This amount does not include any additional shares that may become available for future issuance under the 2021 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2031 by the number of shares equal to the lesser of (i) 5% of the total outstanding shares of our common stock as of the immediately preceding December 31 and (ii) such smaller number of shares as is determined by our Board. Additionally, this amount does not include any additional shares that may become available for future issuance under the 2021 ESPP pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2031 by the number of shares equal to the lesser of (i) 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 and (ii)  such smaller number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock at April 15, 2024 for:

•	each of our directors;

•	each of our NEOs;

•	all of our current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 173,341,798 shares of common stock outstanding as of April 15, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other rights held by that person or entity that are currently exercisable within 60 days of April 15, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Erasca, Inc., 3115 Merryfield Row, Suite 300, San Diego, California 92121.

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Stockholders
City Hill, LLC(1)	12,899,360	7.4%
Entities affiliated with Novartis AG(2)	12,307,692	7.1%
Entities affiliated with ARCH Venture Partners(3)	11,055,554	6.4%
Named Executive Officers and Directors
Jonathan E. Lim, M.D.(4)	33,441,992	19.2%
James A. Bristol, Ph.D.(5)	273,644	*
Alexander W. Casdin(6)	644,842	*
David M. Chacko, M.D.(7)	1,569,305	*
Ebun S. Garner, J.D.(8)	779,116	*
Julie Hambleton, M.D.(9)	212,666	*
Valerie Harding-Start, Ph.D.(10)	265,995	*
Jean I. Liu, J.D.(11)	70,339	*
Pratik S. Multani, M.D.(12)	247,394	*
Michael D. Varney, Ph.D.(13)	421,977	*
All executive officers and directors as a group (11 persons)(14)	38,291,145	21.5%

*	Less than 1%.
(1)

Consists of 12,899,360 shares of common stock held by City Hill, LLC. Dr. Lim, our Chairman and CEO, is the Managing Partner of City Hill, LLC. Dr. Lim may be deemed to share the power to direct the disposition and vote of the shares held by City Hill, LLC. Dr. Lim disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. This information is based on the Schedule 13G/A filed with the SEC on February 13, 2024.

(2)

Consists of 12,307,692 shares of common stock held by Novartis Pharma AG (Novartis Pharma). Novartis Pharma is a direct wholly-owned subsidiary of Novartis AG (Novartis). As the direct parent of Novartis Pharma, Novartis may be deemed to beneficially own the shares held by Novartis Pharma. Novartis Pharma disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address of Novartis and Novartis Pharma is Lichtstrasse 35, CH-4056 Basel, Switzerland. This information is based on the Schedule 13G filed with the SEC on December 19, 2022.

(3)

Consists of 5,527,777 shares of common stock held by ARCH Venture Fund X, L.P. (ARCH X), and 5,527,777 shares of common stock held by ARCH Venture Fund X Overage, L.P. (ARCH X Overage). ARCH Venture Partners X, L.P. (AVP X LP) is the sole general partner of ARCH X. ARCH Venture Partners X Overage, L.P. (AVP X Overage LP) is the sole general partner of ARCH X Overage. ARCH Venture Partners X, LLC (AVP X LLC) is the sole general partner of each of AVP X LP and AVP X Overage LP. Keith Crandell, Kristina Burow, Steven Gillis, and Robert Nelsen comprise the investment committee of AVP X LLC (the AVP X Committee Members). AVP X LP and AVP X Overage LP may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, respectively, AVP X LLC may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, and each of the AVP X Committee Members may be deemed to share the power to direct the disposition and vote of the shares held by ARCH X and ARCH X Overage. Each of AVP X LP, AVP X Overage LP, AVP X LLC, and the AVP X Committee Members disclaims beneficial ownership except to any pecuniary interest therein.

The address of the ARCH Venture Funds is 8755 W. Higgins Road, Suite 1025, Chicago, IL 60631. This information is based on the Schedule 13G filed with the SEC on February 10, 2022.
(4)

Consists of 12,899,360 shares of common stock held by City Hill, LLC and 19,456,216 shares of common stock held by a family trust of Dr. Lim, for which he is a co-trustee, including 149,306 shares subject to repurchase by us as of 60 days after April 15, 2024, and 1,086,416 shares of common stock underlying options held by Dr. Lim that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(5)

Consists of 187,500 shares of common stock held by Dr. Bristol, including 5,209 shares of common stock subject to repurchase by us as of 60 days after April 15, 2024, 66,144 shares of common stock underlying options held by Dr. Bristol that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date, and 20,000 shares of common stock held by a family trust of Dr. Bristol, for which he is the trustee.

(6)

Includes 493,974 shares of common stock held by Mr. Casdin, including 5,209 shares of common stock subject to repurchase by us as of 60 days after April 15, 2024, 57,118 shares of common stock underlying options held by Mr. Casdin that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date, and 93,750 shares of common stock held by Mr. Casdin’s spouse.

(7)

Includes 246,726 shares of common stock held by Dr. Chacko, including 5,556 shares of common stock subject to repurchase by us as of 60 days after April 15, 2024, and 1,322,579 shares of common stock underlying options held by Dr. Chacko that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(8)

Includes 9,728 shares of common stock held by Mr. Garner and 769,388 shares of common stock underlying options held by Mr. Garner that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(9)

Includes 6,000 shares of common stock held by Dr. Hambleton and 206,666 shares of common stock underlying options held by Dr. Hambleton that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(10)

Includes 2,000 shares of common stock held by Dr. Harding-Start and 20,000 shares of common stock held by a family trust of Dr. Harding-Start, for which she is a co-trustee, and 243,995 shares of common stock underlying options held by Dr. Harding-Start that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(11)	Includes 70,339 shares of common stock underlying options held by Ms. Liu that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(12)

Includes 172,866 shares of common stock held by Dr. Multani and 74,528 shares of common stock underlying options held by Dr. Multani that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

(13)	Includes 421,977 shares of common stock underlying options held by Dr. Varney that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.
(14)

Consists of shares of common stock and shares of common stock issuable upon exercise of outstanding options which are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date, as set forth in previous footnotes. Also includes 363,875 shares of common stock underlying options held by Shannon R. Morris, M.D., Ph.D., our Chief Medical Officer, that are exercisable as of April 15, 2024 or that will become exercisable within 60 days after such date.

Certain Relationships and Related Person Transactions

The following is a summary of transactions entered into or existing since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Stockholders’ agreement

We entered into an amended and restated stockholders’ agreement in April 2020, or the stockholders’ agreement, with the holders of our convertible preferred stock, including entities with which certain of our directors are affiliated. This agreement provides for certain rights relating to the registration of their shares of common stock issuable upon conversion of their convertible preferred stock and certain additional covenants made by us. Except for the registration rights (including the related provisions pursuant to which we have agreed to indemnify the parties to the stockholders’ agreement), all rights under this agreement terminated upon closing of our IPO. The registration rights will terminate five years after the closing of our IPO.

Erasca Foundation

In May 2021, we established the Erasca Foundation to provide support such as direct research grants, hardship grants, patient advocacy, patient education in underserved populations, and funding for other initiatives to positively impact society that align with our mission. Our chief executive officer and certain board members serve as directors of the Erasca Foundation and our chief executive officer, chief financial officer, and general counsel are also officers of the Erasca Foundation. In July 2021, we issued 1,093,557 shares of our common stock to the Erasca Foundation as a contribution and recorded $17.5 million as a contribution of common stock to the Erasca Foundation in the consolidated statements of operations and comprehensive loss. In December 2021, the Company loaned the Erasca Foundation $100,000 in exchange for a non-interest bearing promissory note that matures one year following the date of the note. In April 2023, the Company loaned the Erasca Foundation $125,000 in exchange for a non-interest bearing promissory note that matures one year following the date of the note. In April 2024, we made a donation of $125,000 to the Erasca Foundation.

Indemnification agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our Charter and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Policies and procedures for related person transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section, other than participation in our IPO, occurred prior to the adoption of this policy.

2025 Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3115 Merryfield Row, Suite 300, San Diego, California 92121 in writing not later than January 7, 2025, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of our Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than the close of business on February 20, 2025 and no later than the close of business on March 22, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 20, 2025, then our Secretary must receive such written notice not later than the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than our proxy statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that for the fiscal year ended December 31, 2023, all Reporting Persons complied with all applicable Section 16(a) filing requirements, except: the Form 3 filed for Shannon Morris on April 13, 2023 was not filed on a timely basis.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Erasca’s Annual Report on Form 10-K

A copy of Erasca’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the consolidated financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our Common Stock on the Record Date as determined on April 24, 2024 without charge upon written request addressed to:

Erasca, Inc.

Attention: Secretary

3115 Merryfield Row, Suite 300

San Diego, CA 92121

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/ERAS. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. These materials can be found at www.Erasca.com under the “Investors” section.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE

ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Ebun S. Garner

General Counsel and Corporate Secretary

San Diego, California

April 26, 2024

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Thursday, June 20, 2024 11:30 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ERAS for more details.	Phone:
1-866-574-1406
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions
Mail:
● Mark, sign and date your Proxy Card
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:30 AM, Pacific Time June 20, 2024.	● Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jonathan E. Lim, M.D., and Ebun S. Garner (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Erasca, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Erasca, Inc. Annual Meeting of Stockholders

Please make your marks like this:	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

  FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect two directors to serve as Class III directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;	FOR	WITHHOLD		FOR FOR
	1.01 Jean I. Liu, J.D.	☐	☐

	1.02 Pratik S. Multani, M.D.	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ERAS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date